UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 14, 2005


                       TELESTONE TECHNOLOGIES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


DELAWARE                         FILE NUMBER 1-32503          84-1111224
(STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NO.)




Floor 6, Saiou Plaza, No. 5 Haiying Road. Fengtai Technology Park
Beijing, People's Republic of China 100070
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


Registrant's telephone number, including area code: (86 10) 8367-0505

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 14, 2005, Telestone Technologies Corporation (the "Corporation") issued a press release announcing its third quarter 2005 results. The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated herein by reference.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Corporation under the Securities Act of 1933, as amended.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.
---------   ---------------------------------

(c)   Exhibits.


EXHIBIT     DESCRIPTION
NO.         -----------
---

99.1 Press release, issued on November 14, 2005, announcing third quarter 2005 results.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:    November 14, 2005


                                    TELESTONE TECHNOLOGIES CORPORATION


                                    By: /s/ Han Daqing
                                        --------------
                                    Name: Han Daqing
                                    Title: Chief Executive Officer

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